OTHER INCOME	12 Months Ended
Dec. 31, 2025
Other Income (Loss) [Abstract]
OTHER INCOME	OTHER INCOME
The company’s other income for the year ended December 31 is comprised of the following:

(MILLIONS)	2025	2024	2023
Interest and other investment income	$137	$101	$87
Gain on regulatory and contract settlement	—	—	22
Gain on disposition	—	324	72
Other(1)	57	4	403
	$194	$429	$584
(1)During the year ended December 31, 2023, the company’s application of the acquisition method for its completed investments resulted in the recognition of net assets at a fair value that exceeded consideration transferred. The difference in value of $370 million was recorded within Other income in the consolidated statements of income (loss). Refer to Note 3 - Acquisitions for more details.